(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
October 31, 2001


MuniYield Insured
Fund, Inc.


www.mlim.ml.com


MuniYield Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD INSURED FUND, INC.


A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.


MuniYield Insured Fund, Inc., October 31, 2001


DEAR SHAREHOLDER


For the year ended October 31, 2001, the Common Stock of MuniYield Insured Fund, Inc. earned $0.891 per share income dividends, which included earned and unpaid dividends of $0.080. This represents a net annualized yield of 5.87%, based on a month-end net asset value of $15.18 per share. During the same period, the total investment return on the Fund's Common Stock was +13.89%, based on a change in per share net asset value from $14.16 to $15.18, and assuming reinvestment of $0.881 per share income dividends.

For the six-month period ended October 31, 2001, the total investment return on the Fund's Common Stock was +8.46%, based on a change in per share net asset value from $14.43 to $15.18, and assuming reinvestment of $0.455 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's Auction Market Preferred Stock had an average yield of 2.96% for Series A, 2.96% for Series B, 3.00% for Series C, 2.92% for Series D, 2.65% for Series E, 2.48% for Series F and 2.58% for Series G.


The Municipal Market Environment
Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and morethan 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost
$70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
During the six-month period ended October 31, 2001, we maintained the Fund's investment strategy adopted earlier this year. Our focus was to increase the Fund's average coupon, which would both generate greater coupon income and reduce the Fund's overall net asset value volatility. We sold lower-couponed issues maturing in 25 years - 30 years and replaced them with premium couponed issues maturing in 15 years - 20 years. We believed such purchases represented the best risk/reward potential within the municipal market since such issues captured 93% - 98% of the yield in the entire municipal yield curve with much less price volatility of issues maturing in 30 years.

Since the tragic events of September 11, 2001, the financial environment of the United States has become more precarious. The ongoing risk of additional terrorist attacks has placed significant strain on an economy already heading toward a recession. Given the present economic environment, our primary concern will be preservation of principal. Portfolio adjustments going forward will likely include further reduction of the Fund's net asset value sensitivity with the purchase of shorter maturity issues, as well as holding higher cash reserves for temporary defensive purposes.

The 400 basis point decrease in short-term interest rates by the Federal Reserve Board in 2000 and 2001 has had a beneficial impact on the Fund's borrowing costs. These costs have been in the 2% - 2.5% range for most of the fiscal year. This decline in borrowing costs should generate a significant yield enhancement to the Fund's Common Stock shareholders from leveraging of the Preferred Stock. Looking forward, we intend to concentrate our investments in the 10-year - 20-year maturity sector for the reasons discussed above. This portion of the yield curve is expected to out-perform longer maturities as financial markets start to anticipate a US economic recovery and long-term interest rates begin to rise. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and as a result reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see pages 4 and 5 of this report to shareholders.)



MuniYield Insured Fund, Inc., October 31, 2001


In Conclusion
We appreciate your continuing interest in MuniYield Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



November 30, 2001



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



PROXY RESULTS


During the six-month period ended October 31, 2001, MuniYield Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 22, 2001. The description of the proposal and number of shares voted are as follows:

                                                                  Shares Voted    Shares Withheld
                                                                      For           From Voting
1. To elect the Fund's Directors:        Terry K. Glenn            59,515,945         1,246,850
                                         Joe Grills                59,517,936         1,244,859
                                         Robert S. Salomon Jr.     59,518,382         1,244,413
                                         Stephen B. Swensrud       59,515,467         1,247,328


During the six-month period ended October 31, 2001, MuniYield
Insured Fund, Inc.'s Preferred Stock (Series A, B, C, D, E, F and G) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 22, 2001. The description of the proposal and number of shares voted are as follows:

                                                                  Shares Voted    Shares Withheld
                                                                      For           From Voting
1. To elect the Fund's Board of Directors:
   Terry K. Glenn, Joe Grills, Walter Mintz,
   Robert S. Salomon Jr., Melvin R. Seiden
   and Stephen B. Swensrud as follows:
                                              Series A               1,998               2
                                              Series B               2,200               0
                                              Series C               1,409               0
                                              Series D               2,153               0
                                              Series E               3,741               0
                                              Series F               2,103               0
                                              Series G               2,314               5


MuniYield Insured Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                S&P      Moody's        Face
STATE         Ratings    Ratings       Amount  Issue                                                               Value
Alaska--2.6%    AAA       Aaa         $ 3,695  Alaska Energy Authority, Power Revenue Refunding Bonds
                                               (Bradley Lake), Fourth Series, 6% due 7/01/2018 (g)              $     4,232

                AAA       Aaa          14,440  Alaska State Housing Finance Corporation, Mortgage
                                               Revenue Bonds, AMT, Series C, 6% due 12/01/2031                       14,978

                AAA       Aaa          10,000  Alaska State Housing Finance Corporation Revenue Bonds,
                                               RITR, Series 2, 9.67% due 6/01/2035 (i)(k)                            10,908

                NR*       Aaa           5,145  Alaska State Housing Finance Corporation, Revenue Refunding
                                               Bonds, RITR, Series 2, 9.27% due 12/01/2024 (d)(e)(i)(k)               5,400


Arizona--       AAA       Aaa           5,000  Arizona State Transportation Board Revenue Bonds, GAN,
1.3%                                           5.25% due 1/01/2007 (i)                                                5,422

                NR*       A1            5,000  Mohave County, Arizona, IDA, IDR (North Star Steel Company
                                               Project), AMT, 6.70% due 3/01/2020                                     5,285

                A1+       P1            5,000  Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES,
                                               2.20% due 12/01/2009 (h)                                               5,000

                BBB+      A3            2,500  Scottsdale, Arizona, IDA, Hospital Revenue Bonds
                                               (Scottsdale Healthcare), 5.80% due 12/01/2031                          2,508


California--                                   California HFA, Revenue Bonds, AMT:
15.3%           AA-       Aa2           3,100     RIB, Series B-2, 8.959% due 8/01/2023 (d)(k)                        3,313
                AAA       Aaa           1,595     Series E, 7% due 8/01/2026 (i)                                      1,633

                AAA       NR*           1,825  California M-S-R Public Power Agency, Revenue
                                               Refunding Bonds (San Juan Project), Series I, 5%
                                               due 7/01/2018 (i)                                                      1,884

                AAA       Aaa          16,000  California Pollution Control Financing Authority,
                                               PCR, Refunding (Pacific Gas & Electric), AMT, Series A,
                                               5.35% due 12/01/2016 (i)                                              16,659

                                               California State, GO, Refunding:
                AAA       Aaa          20,000     5.50% due 3/01/2013 (c)                                            22,283
                A+        Aa3          10,000     5.75% due 5/01/2030                                                10,694
                A+        Aa3          10,500     5% due 11/01/2030                                                  10,280

                                               California State, GO, Refunding, RIB (i)(k):
                NR*       Aaa           5,000     Series 471X, 8.69% due 9/01/2024                                    5,580
                NR*       Aaa           5,000     Series 472X, 8.69% due 3/01/2017                                    5,851

                NR*       Aaa           5,000  Foothill-De Anza, California, Community College District,
                                               GO, RIB, Series 473X, 9.82% due 8/01/2030 (i)(k)                       6,204

                AAA       NR*          11,245  Los Angeles, California, Community College District,
                                               DRIVERS, Series 216, 8.90% due 8/01/2017 (i)(k)                       13,252

                                               Los Angeles, California, Department of Water and Power,
                                               Electric Plant Revenue Refunding Bonds:
                A+        Aaa           5,500     6.125% due 2/15/2005 (j)                                            6,193
                A+        Aa3           1,910     6.125% due 2/15/2019                                                2,029

                NR*       Aaa           4,000  Los Angeles, California, Harbor Department Revenue Bonds,
                                               RITR, AMT, Series RI-7, 10.095% due 11/01/2026 (i)(k)                  4,919

                AAA       Aaa          10,025  Los Angeles, California, Harbor Department Revenue
                                               Refunding Bonds, AMT, Series B, 5.50% due 8/01/2021 (a)               10,534

                AAA       Aaa          12,525  Los Angeles, California, Unified School District, GO,
                                               Series A, 5.40% due 7/01/2022 (c)                                     13,197

                AAA       Aaa           9,000  Los Angeles, California, Water and Power Revenue
                                               Refunding Bonds (Power System), Series A-A-1, 5.25%
                                               due 7/01/2014 (i)                                                      9,819

                AAA       Aaa          15,000  Los Angeles County, California, Metropolitan
                                               Transportation Authority, Sales Tax Revenue Bonds,
                                               Proposition A--First Tier, Senior Series A, 6% due
                                               7/01/2006 (i)(j)                                                      17,353

                AAA       Aaa           2,190  Northern California Transmission Revenue Bonds
                                               (California--Oregon Transmission Project), Series A,
                                               6.50% due 5/01/2016 (i)                                                2,279

                NR*       Aaa           6,000  Port Oakland, California, Trust Receipts, Revenue Bonds,
                                               AMT, Class R, Series K, 9.314% due 11/01/2021 (c)(k)                   6,970

                                               Sacramento, California, Municipal Utility District,
                                               Electric Revenue Bonds, Series I (i):
                AAA       Aaa             220     6% due 1/01/2004 (j)                                                  242
                AAA       Aaa           2,780     6% due 1/01/2024                                                    2,994

                AAA       Aaa           6,000  San Francisco, California, City and County Airport
                                               Commission, International Airport Revenue Bonds, AMT,
                                               Second Series, Issue 6, 6.60% due 5/01/2024 (a)                        6,579

                AAA       Aaa           5,000  San Francisco, California, City and County, COP (San
                                               Francisco Courthouse Project), 5.875% due 4/01/2021 (g)                5,422

                AAA       Aaa          10,000  San Francisco, California, City and County Sewer Revenue
                                               Bonds, Series A, 5.95% due 10/01/2025 (c)                             10,655

                AAA       Aaa           6,895  San Jose, California, Redevelopment Agency, Tax Allocation
                                               Refunding Bonds (Merged Area Redevelopment Project), 5.60%
                                               due 8/01/2019 (i)                                                      7,404

                                               Santa Rosa, California, Wastewater Revenue Refunding
                                               Bonds (c):
                AAA       Aaa           3,000     Series A, 5.25% due 9/01/2016                                       3,307
                AAA       Aaa           3,295     Series B, 6.125% due 9/01/2017                                      3,440


Colorado--      AA        NR*           3,410  Boulder County, Colorado, Hospital Development Revenue
0.3%                                           Bonds (Longmont United Hospital Project), 6% due 12/01/2030            3,590


Connecticut--   AAA       NR*           5,495  Connecticut State Clean Water Fund Revenue Bonds,
2.2%                                           DRIVERS, Series 206, 8.81% due 10/01/2016 (k)                          6,366

                AA        NR*           2,675  Connecticut State, GO, DRIVERS, Series 190, 9.48% due
                                               11/01/2013 (k)                                                         3,359

                NR*       Aa2           5,750  Connecticut State, GO, Refunding, RIB, Series 513X,
                                               8.79% due 12/15/2014 (k)                                               7,212

                AAA       Aaa           7,695  Connecticut State, HFA, Revenue Bonds (Housing Mortgage
                                               Finance Program), Series B, 6.75% due 11/15/2023 (i)                   8,051

                A1+       VMIG1++         500  Connecticut State Health and Educational Facilities
                                               Authority Revenue Bonds (Yale University), VRDN,
                                               Series U-2, 2% due 7/01/2033 (h)                                         500

                AAA       Aaa           4,000  Connecticut State Special Tax Obligation Revenue
                                               Refunding Bonds (Transportation Infrastructure),
                                               Series B, 5.375% due 10/01/2015 (g)                                    4,337


Delaware--0.5%  AAA       Aaa           7,265  Delaware State Municipal Electric Corporation Revenue
                                               Bonds, 5% due 7/01/2026 (a)                                            7,224


Portfolio
Abbreviations


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GAN        Grant Anticipation Notes
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniYield Insured Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                S&P      Moody's        Face
STATE         Ratings    Ratings       Amount  Issue                                                               Value
Florida--       NR*       Aaa         $ 1,750  Escambia County, Florida, Health Facilities Authority,
4.1%                                           Health Facility Revenue Bonds, DRIVERS, Series 159,
                                               9.403% due 7/01/2020 (a)(k)                                      $     2,164

                AAA       Aaa           5,000  Florida State Board of Education Lottery Revenue Bonds,
                                               Series B, 5.75% due 7/01/2008 (c)                                      5,616

                A1        VMIG1++         150  Jacksonville, Florida, PCR, Refunding (Florida Power and
                                               Light Co. Project), VRDN, 2.15% due 5/01/2029 (h)                        150

                A1        VMIG1++       1,000  Martin County, Florida, PCR, Refunding (Florida Power &
                                               Light Company Project), VRDN, 2.20% due 7/15/2022 (h)                  1,000

                AAA       NR*           5,360  Miami-Dade County, Florida, School Board COP, DRIVERS,
                                               Series 210, 8.62% due 5/01/2012 (i)(k)                                 6,468

                NR*       Aaa           7,105  Pinellas County, Florida, Capital Improvement Revenue
                                               Bonds, 5.75% due 1/01/2009 (c)                                         7,981

                AAA       Aaa           7,100  Reedy Creek Improvement District, Florida, GO, Series A,
                                               5.75% due 6/01/2005 (i)(j)                                             7,789

                A1        VMIG1++      25,500  Saint Lucie County, Florida, PCR, Refunding (Florida Power
                                               and Light Company Project), VRDN, 2.15% due 9/01/2028 (h)             25,500


Georgia--1.6%   AAA       Aaa          10,800  Atlanta, Georgia, Development Authority Revenue Bonds
                                               (Yamacraw Design Center Project), Series A, 5.125% due
                                               1/01/2027 (i)                                                         10,855

                AAA       Aaa          10,000  Georgia Municipal Electric Authority, Power Revenue
                                               Refunding Bonds, Series EE, 6.40% due 1/01/2023 (a)                   10,857


Idaho--0.4%     NR*       Aaa           5,000  Boise City, Idaho, COP, AMT, 5.50% due 9/01/2025 (c)                   5,169


Illinois--      AAA       Aaa           5,000  Chicago, Illinois, GO, Project and Refunding, Series A,
3.4%                                           5.50% due 1/01/2010 (i)                                                5,536

                                               Chicago, Illinois, Midway Airport Revenue Bonds:
                AAA       Aaa           2,350     AMT, Series A, 6.25% due 1/01/2024 (i)(j)                           2,498
                AAA       Aaa           5,000     Series B, 5% due 1/01/2031 (g)                                      4,887

                AAA       NR*           5,790  Chicago, Illinois, O'Hare International Airport Revenue
                                               Bonds, DRIVERS, AMT, Series 212, 9.26% due 1/01/2016 (a)(k)            6,479

                AAA       Aaa           3,870  Chicago, Illinois, O'Hare International Airport, Special
                                               Facility Revenue Bonds (International Terminal), AMT,
                                               6.75% due 1/01/2018 (i)                                                3,971

                A1        VMIG1++       7,200  Illinois Health Facilities Authority, Revenue Refunding
                                               Bonds (Resurrection Health Care), VRDN, Series A, 2.10%
                                               due 5/15/2029 (g)(h)                                                   7,200

                                               Illinois State, GO, First Series:
                AAA       Aaa           3,000     5.50% due 8/01/2009 (i)                                             3,333
                AAA       Aaa           3,000     5.375% due 11/01/2018 (c)                                           3,138

                AAA       Aa2           2,000  Illinois State Sales Tax Revenue Bonds, 6.125%
                                               due 6/15/2016                                                          2,262

                NR*       Aaa           6,035  McLean and Woodford Counties, Illinois, Community Unit,
                                               School District Number 005, GO, Refunding, 6.375% due
                                               12/01/2016 (g)                                                         7,097


Indiana--0.4%   AAA       Aaa           2,400  Indiana State Vocational Technical College, Building
                                               Facilities Revenue Refunding Bonds (Student Fee),
                                               Series D, 6.50% due 7/01/2014 (a)                                      2,674

                AA        NR*           3,000  Indianapolis, Indiana, Local Public Improvement Bond Bank
                                               Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020                 3,206


Iowa--0.0%      AAA       Aaa              85  Iowa Financing Authority, S/F Mortgage Revenue Refunding
                                               Bonds, Series F, 6.35% due 7/01/2009 (a)(f)                               87


Kansas--1.9%    AAA       Aaa          20,250  Burlington, Kansas, PCR, Refunding (Kansas Gas and
                                               Electric Company Project), 7% due 6/01/2031 (i)                       20,730

                A+        NR*           5,050  Wichita, Kansas, Hospital Facilities Revenue Refunding
                                               and Improvement Bonds, Series III, 5.50% due 11/15/2022                5,112


Kentucky--      AAA       Aaa           5,000  Kentucky State Property and Buildings Commission Revenue
0.4%                                           Refunding Bonds, Project #72, 5.375% due 10/01/2018 (i)                5,241


Louisiana--     AAA       Aaa           2,250  Louisiana Local Government, Environmental Facilities,
0.2%                                           Community Development Authority Revenue Bonds (Capital
                                               Projects and Equipment Acquisition), Series A, 6.30% due
                                               7/01/2030 (a)                                                          2,716


Maryland--      NR*       Aa3           2,085  Maryland State Community Development Administration,
0.3%                                           M/F Housing Revenue Refunding Bonds (Department of
                                               Housing and Community Development), Series C, 6.65%
                                               due 5/15/2025 (d)                                                      2,183

                NR*       Aa2           1,715  Maryland State Community Development Administration,
                                               S/F Program, Revenue Refunding Bonds (Department of
                                               Housing and Community Development), AMT, 2nd Series,
                                               6.55% due 4/01/2026                                                    1,805


Massachusetts   AAA       Aaa           2,500  Massachusetts State, HFA, Housing Development Revenue
--1.7%                                         Refunding Bonds, Series B, 5.40% due 12/01/2028 (i)                    2,536

                AAA       Aaa           7,130  Massachusetts State Health and Educational Facilities
                                               Authority Revenue Bonds (New England Medical Center
                                               Hospitals), Series F, 6.625% due 7/01/2025 (c)                         7,442

                AAA       Aaa          10,000  Massachusetts State Health and Educational Facilities
                                               Authority, Revenue Refunding Bonds (Northeastern
                                               University), Series E, 6.55% due 10/01/2022 (i)                       10,555

                NR*       Aaa           3,185  Massachusetts State Port Authority, Special Facilities
                                               Revenue Bonds, AMT, DRIVERS, Series 226, 8.97% due
                                               1/01/2017 (a)(k)                                                       3,375


Michigan--      AAA       Aaa           2,750  Caledonia, Michigan, Community Schools, GO, Refunding,
3.5%                                           6.625% due 5/01/2014 (a)                                               2,860

                AAA       Aaa           3,740  Detroit, Michigan, City School District, GO, Series A,
                                               5.50% due 5/01/2021 (g)                                                3,922

                AAA       Aaa          21,750  Michigan State Strategic Fund, Limited Obligation Revenue
                                               Refunding Bonds (Detroit Edison Company Pollution Project),
                                               6.875% due 12/01/2001 (c)(j)                                          22,271

                                               Monroe County, Michigan, PCR (Detroit Edison Company
                                               Project), AMT (i):
                AAA       Aaa           5,000     Series CC, 6.55% due 6/01/2024                                      5,346
                AAA       Aaa           8,500     Series I-B, 6.55% due 9/01/2024                                     9,152

                AAA       Aaa           3,800  Walled Lake, Michigan, Consolidated School District,
                                               GO, Refunding, 5.50% due 5/01/2007 (i)(j)                              4,199


Minnesota--                                    Minneapolis and Saint Paul, Minnesota, Metropolitan
1.8%                                           Airports Commission, Airport Revenue Bonds (c):
                AAA       Aaa           6,275     AMT, Series B, 6% due 1/01/2018                                     6,772
                AAA       Aaa          10,000     Series A, 5.90% due 1/01/2029                                      10,826
                AAA       Aaa           2,500     Sub-Series C, 5.50% due 1/01/2016                                   2,647
                AAA       Aaa           2,500     Sub-Series C, 5.50% due 1/01/2017                                   2,630

                AA+       Aa1           1,935  Minnesota State, HFA, S/F Mortgage Revenue Bonds,
                                               AMT, Series L, 6.70% due 7/01/2020                                     2,025

Missouri--      AAA       Aaa           7,000  Kansas City, Missouri, Airport Revenue Bonds, General
1.0%                                           Improvement, Series B, 6.875% due 9/01/2004 (g)(j)                     7,881


MuniYield Insured Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                S&P      Moody's        Face
STATE         Ratings    Ratings       Amount  Issue                                                               Value
Missouri                                       Saint Louis, Missouri, Airport Revenue Bonds
(concluded)                                    (Airport Development Program), Series A (i):
                AAA       Aaa         $ 3,000     5.50% due 7/01/2008                                           $     3,301
                AAA       Aaa           2,800     5.625% due 7/01/2019                                                2,950


Nevada--8.6%    AAA       Aaa           7,975  Clark County, Nevada, Passenger Facilities Charge
                                               Revenue Refunding Bonds (Las Vegas McCarran
                                               International), 4.75% due 7/01/2022 (i)                                7,591

                                               Clark County, Nevada, School District, GO:
                AAA       Aaa          15,000     6% due 6/15/2006 (c)(j)                                            16,982
                AAA       Aaa          10,830     Series A, 5.50% due 6/15/2018 (i)                                  11,398
                AAA       Aaa          15,885     Series F, 5% due 6/15/2020 (g)                                     15,934

                AAA       Aaa           5,000  Humboldt County, Nevada, PCR, Refunding (Sierra Pacific
                                               Project), 6.55% due 10/01/2013 (a)                                     5,212

                AAA       Aaa           3,000  Las Vegas New Convention and Visitors Authority Revenue
                                               Bonds, 6% due 7/01/2019 (a)                                            3,290

                AAA       Aaa          20,375  Nevada State, Nevada Municipal Bond Bank, GO, Series A,
                                               5.50% due 11/01/2025 (c)                                              20,957

                                               Truckee Meadows, Nevada, Water Authority, Water Revenue
                                               Bonds, Series A (g):
                AAA       Aaa           4,000     5.50% due 7/01/2009                                                 4,443
                AAA       Aaa           6,250     5% due 7/01/2025                                                    6,215

                                               Washoe County, Nevada, Gas Facilities Revenue Bonds
                                               (Sierra Pacific Power Company), AMT:
                AAA       Aaa          15,000     6.65% due 12/01/2017 (a)                                           15,804
                AAA       Aaa           5,000     6.55% due 9/01/2020 (i)                                             5,293

                AAA       Aaa           5,000  Washoe County, Nevada, Water Facility Revenue Bonds
                                               (Sierra Pacific Power Company), AMT, 6.65% due 6/01/2017 (i)           5,298


New Jersey      AAA       Aaa           3,000  New Jersey EDA Revenue Bonds (Transportation Project),
--1.0%                                         Sub-Lease, Series B, 5.50% due 5/01/2008 (g)                           3,320

                NR*       Aaa           8,000  New Jersey State Turnpike Authority, Turnpike Revenue
                                               Refunding Bonds, DRIVERS, Series 165, 9.754% due
                                               1/01/2009 (i)(k)                                                      10,554


New Mexico      NR*       NR*           1,635  New Mexico Educational Assistance Foundation, Student
--0.3%                                         Loan Revenue Refunding Bonds (Student Loan Program),
                                               AMT, First Sub-Series A-2, 6.65% due 11/01/2025                        1,698

                AAA       NR*           2,285  New Mexico Mortgage Finance Authority, S/F Mortgage
                                               Revenue Bonds, AMT, Series C-2, 6.95% due 9/01/2031                    2,643


New York        AAA       Aaa           7,000  Metropolitan Transportation Authority, New York,
--9.8%                                         Commuter Facilities Revenue Bonds, Series A, 6.10%
                                               due 7/01/2006 (c)(j)                                                   8,123

                                               Metropolitan Transportation Authority, New York,
                                               Commuter Facilities Revenue Refunding Bonds, Series B:
                AAA       Aaa          12,500     5.125% due 7/01/2024 (a)                                           12,677
                AAA       Aaa          14,435     4.75% due 7/01/2026 (c)                                            13,788

                                               Metropolitan Transportation Authority, New York,
                                               Dedicated Tax Fund Revenue Bonds, Series A:
                AAA       Aaa           2,000     4.75% due 4/01/2028 (c)                                             1,902
                AAA       Aaa          15,000     5% due 4/01/2029 (g)                                               15,022

                AAA       Aaa          10,000  Metropolitan Transportation Authority, New York, Transit
                                               Facilities Revenue Bonds, Series A, 5.70% due 7/01/2017 (i)           10,784

                AAA       Aaa          15,740  Metropolitan Transportation Authority, New York,
                                               Transit Facilities Revenue Refunding Bonds, Series B,
                                               4.75% due 7/01/2026 (c)                                               15,034

                AAA       Aaa          25,830  New York City, New York, City Municipal Water Finance
                                               Authority, Water and Sewer System Revenue Bonds, RITR,
                                               Series FR-6, 9.095% due 6/15/2026 (i)(k)                              30,910

                A1+       VMIG1++       1,000  New York City, New York, City Municipal Water Finance
                                               Authority, Water and Sewer System Revenue Refunding Bonds,
                                               VRDN, Series A, 2% due 6/15/2025 (c)(h)                                1,000

                NR*       Aaa           5,920  New York City, New York, GO, RIB, Series 394, 9.72% due
                                               8/01/2016 (i)(k)                                                       7,275

                AAA       Aaa           4,000  New York State Dormitory Authority Revenue Refunding
                                               Bonds (State University Additional Facilities), Series C,
                                               5.75% due 5/15/2017 (g)                                                4,545

                NR*       Aaa           4,000  New York State Mortgage Agency Revenue Bonds, AMT,
                                               24th Series, 6.05% due 4/01/2020                                       4,242

                NR*       Aaa           8,000  Port Authority of New York and New Jersey, Special
                                               Obligation Revenue Bonds (JFK International Air
                                               Terminal LLC), RIB, AMT, Series 353, 10.19% due
                                               12/01/2014 (i)(k)                                                     10,693


North           AAA       Aaa           2,500  Grand Forks, North Dakota, Health Care Facilities
Dakota--                                       Revenue Bonds (United Hospital Obligated Group),
0.7%                                           6.25% due 12/01/2024 (i)                                               2,727

                NR*       Aa3           6,520  North Dakota State Housing Finance Agency, Home Mortgage
                                               Revenue Refunding Bonds (Housing Finance Program), AMT,
                                               Series A, 6.40% due 7/01/2020                                          6,984


Ohio--0.7%      AAA       Aaa           6,000  Ohio State Building Authority, State Facilities Revenue
                                               Refunding Bonds (Adult Correction), Series A, 5.50% due
                                               10/01/2009 (g)                                                         6,705

                AAA       Aaa           2,500  Ohio State Higher Educational Facilities Commission,
                                               Mortgage Revenue Bonds (University of Dayton Project),
                                               6.60% due 12/01/2003 (c)(j)                                            2,768


Oklahoma--      AAA       Aaa          12,000  Oklahoma State Industries Authority, Revenue Refunding
0.9%                                           Bonds (Health System--Obligation Group), Series A, 5.75%
                                               due 8/15/2029 (i)                                                     12,655


Oregon--1.9%                                   Multnomah-Clackamas Counties, Oregon, Gresham-Barlo
                                               School District, Number 10JT, GO (g):
                AAA       Aaa           2,625     5.50% due 6/15/2016                                                 2,832
                AAA       Aaa           2,525     5.50% due 6/15/2017                                                 2,702
                AAA       Aaa           3,035     5.50% due 6/15/2018                                                 3,226

                                               Multnomah County, Oregon, Reynolds School District,
                                               Number 007, GO, Refunding (g):
                AAA       Aaa           2,145     5.50% due 6/15/2013                                                 2,408
                AAA       Aaa           2,040     5.50% due 6/15/2014                                                 2,281

                AAA       Aaa           3,140  Oregon State Department of Administrative Services,
                                               COP, Series A, 6.25% due 5/01/2010 (a)(j)                              3,725

                NR*       Aaa           7,500  Portland, Oregon, Sewer System Revenue Bonds, RIB,
                                               Series 386, 9.06% due 8/01/2020 (c)(k)                                 9,263


Pennsylvania    AAA       Aaa           5,500  Pennsylvania State, GO, Refunding, 5.125% due 9/15/2006 (a)            5,979
--0.8%
                AAA       Aaa           4,625  Pennsylvania State Turnpike Commission, Turnpike Revenue
                                               Refunding Bonds, Series S, 5.50% due 6/01/2008 (c)                     5,122


South           AAA       Aaa           1,700  Piedmont Municipal Power Agency, South Carolina, Electric
Carolina--                                     Revenue Refunding Bonds, Series A, 4.75% due 1/01/2025 (i)             1,613
1.0%
                AAA       Aaa           7,000  Spartanburg County, South Carolina, Hospital Facilities
                                               Revenue Refunding Bonds (Spartanburg General Hospital
                                               System), Series A, 6.625% due 4/15/2022 (g)                            7,255

                NR*       A1            4,200  Spartanburg County, South Carolina, Solid Waste Disposal
                                               Facilities Revenue Bonds (BMW Project), AMT, 7.55% due
                                               11/01/2024                                                             4,570


MuniYield Insured Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                S&P      Moody's        Face
STATE         Ratings    Ratings       Amount  Issue                                                               Value
Tennessee                                      Johnson City, Tennessee, Health and Educational
--1.1%                                         Facilities Board, Hospital Revenue Refunding Bonds (b):
                AAA       Aaa         $   810     Series A, 6.75% due 7/01/2016                                 $       845
                AAA       Aaa           3,010     Series B, 6.75% due 7/01/2016                                       3,140

                AAA       Aaa           2,000  Shelby County, Tennessee, GO, Public Improvement,
                                               Series B, 5.75% due 11/01/2006 (g)(j)                                  2,243

                AA        A1            4,245  Tennessee HDA, Mortgage Finance Revenue Bonds, AMT,
                                               Series A, 6.90% due 7/01/2025                                          4,451

                                               Tennessee HDA, Revenue Bonds (Homeownership Program),
                                               AMT, Series 2C:
                AA        Aa2           1,795     6.05% due 7/01/2012                                                 1,965
                AA        Aa2           2,250     6.15% due 7/01/2014                                                 2,438


Texas--8.3%     AA        Aa3          18,000  Austin, Texas, Convention Center Revenue Bonds
                                               (Convention Enterprises Inc.), Trust Certificates,
                                               Second Tier, Series B, 5.75% due 1/01/2032                            18,430

                AAA       Aaa           1,880  Bexar, Texas, Metropolitan Water District, Waterworks
                                               System Revenue Refunding Bonds, 6.35% due 5/01/2025 (i)                2,083

                AAA       Aaa           3,800  Brazos River Authority, Texas, PCR (Texas Utilities
                                               Electric Company Project), AMT, Series A, 6.75% due
                                               4/01/2022 (a)                                                          3,937

                AAA       Aaa           7,000  Brazos River Authority, Texas, Revenue Refunding Bonds
                                               (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)           7,232

                AAA       Aaa           1,715  Dallas, Texas, Area Rapid Transit Revenue Refunding
                                               Bonds, Senior Lien, 5.50% due 12/01/2009 (a)                           1,911

                AAA       Aaa           6,885  Houston, Texas, Airport System Revenue Bonds, AMT,
                                               Sub-Lien, Series A, 6.75% due 7/01/2021 (c)                            7,040

                                               Houston, Texas, Airport System Revenue Refunding Bonds,
                                               Sub-Lien (g):
                AAA       Aaa           9,500     AMT, Series A, 5.70% due 7/01/2030                                  9,701
                AAA       Aaa          21,500     Series B, 5.50% due 7/01/2030                                      22,186

                AAA       Aaa           1,295  Houston, Texas, Water and Sewer System Revenue Bonds,
                                               Series A, 6.375% due 12/01/2022 (i)                                    1,372

                AAA       Aaa           4,500  Houston, Texas, Water and Sewer System, Revenue Refunding
                                               Bonds, Junior Lien, Series A, 5.50% due 12/01/2017 (g)                 4,760

                AAA       Aaa          11,795  Matagorda County, Texas, Navigation District Number 1,
                                               Revenue Refunding Bonds (Houston Light and Power Company),
                                               Series A, 6.70% due 3/01/2027 (a)                                     12,186

                AAA       Aaa           1,500  Sabine River Authority, Texas, PCR, Refunding (Texas
                                               Utilities Electric Company Project), 6.55% due 10/01/2022 (c)          1,579

                AAA       Aaa          10,000  Travis County, Texas, Health Facilities Development
                                               Corporation, Revenue Refunding Bonds, RITR, Series 4,
                                               9.235% due 11/15/2024 (a)(k)                                          11,245

                AAA       Aaa          11,240  University of Houston, Texas, University Revenue Bonds,
                                               5.50% due 2/15/2030 (i)                                               11,648


Utah--0.3%      AAA       Aaa           4,000  Salt Lake City, Utah, Airport Revenue Bonds, AMT,
                                               Series A, 6.125% due 12/01/2022 (c)                                    4,253


Vermont--       AAA       Aaa           3,400  Vermont HFA, S/F Housing Revenue Bonds, AMT, Series 12B,
0.3%                                           6.30% due 11/01/2019 (g)                                               3,625


Virginia--      AAA       Aaa           5,540  Loudoun County, Virginia, COP, 6.90% due 3/01/2019 (g)                 6,128
2.0%
                AAA       Aaa          21,100  Metropolitan Washington D.C., Airports Authority,
                                               Virginia, General Airport Revenue Bonds, AMT,
                                               Series A, 6.625% due 10/01/2019 (i)                                   22,133


Washington                                     Chelan County, Washington, Public Utility District
--13.8%                                        No. 001, Consolidated Revenue Refunding Bonds
                                               (Chelan Hydro), AMT (i):
                AAA       Aaa           6,595     Series B, 6.35% due 7/01/2026                                       7,180
                AAA       Aaa           6,000     Series C, 5.65% due 7/01/2032                                       6,343

                AAA       Aaa           8,800  Energy Northwest, Washington, Electric Revenue Refunding
                                               Bonds (Project Number 3), Series A, 5.50% due 7/01/2017 (g)            9,362

                AAA       Aaa          10,000  King County, Washington, Issaquah School District
                                               Number 411, GO, Refunding, 5.50% due 12/01/2012 (g)                   11,227

                AAA       Aaa          20,000  Port Seattle, Washington, Revenue Bonds, Series A,
                                               5.50% due 2/01/2026 (i)                                               20,757

                AAA       Aaa          10,000  Radford Court Properties, Washington, Student
                                               Housing Revenue Bonds, 5.75% due 6/01/2032 (i)                        10,683

                AAA       Aaa           9,250  Seattle, Washington, Municipal Light and Power
                                               Revenue Bonds, 6% due 10/01/2024 (i)                                  10,120

                AAA       Aaa           6,370  Seattle, Washington, Municipal Light and Power Revenue
                                               Refunding and Improvement Bonds, 5.50% due 3/01/2019 (g)               6,658

                AAA       Aaa           5,000  Snohomish County, Washington, Public Utility District
                                               Number 001, Electric Revenue Bonds (Generation System),
                                               AMT, Series B, 5.80% due 1/01/2024 (i)                                 5,159

                AAA       Aaa           7,875  Spokane, Washington, Lease Revenue Refunding Bonds
                                               (Financing-Multi-Purpose Arena Project), AMT, Series A,
                                               6.60% due 1/01/2014 (a)                                                8,080

                                               Spokane, Washington, Public Facilities District, Hotel,
                                               Motel and Sales Use Tax Revenue Refunding Bonds,
                                               Series B (i):
                AAA       Aaa           2,750     5.50% due 12/01/2016                                                2,939
                AAA       Aaa           2,905     5.50% due 12/01/2017                                                3,083

                AAA       NR*           3,750  Tacoma, Washington, Electric System Revenue Refunding
                                               Bonds, RIB, Series 512X, 9.09% due 1/01/2017 (g)(k)                    4,389

                AAA       Aaa           8,705  Tacoma, Washington, Solid Waste Utility Revenue
                                               Refunding Bonds, Series B, 5.50% due 12/01/2019 (a)                    9,023

                AAA       Aaa           2,000  University of Washington Alumni Association, Lease
                                               Revenue Bonds (University of Washington Medical
                                               Center--Roosevelt II), 6.25% due 8/15/2004 (g)(j)                      2,214

                                               Washington State, GO:
                NR*       Aaa           7,965     RIB, Series 390, 9.56% due 1/01/2017 (g)(k)                         9,808
                AAA       Aaa          14,860     Series C, 5% due 1/01/2022 (c)                                     14,840

                AAA       Aaa           7,000  Washington State Health Care Facilities Authority
                                               Revenue Bonds (Providence Health System), Series A,
                                               5.25% due 10/01/2021 (i)                                               7,059

                AAA       Aaa           2,500  Washington State Health Care Facilities Authority,
                                               Revenue Refunding Bonds (Virginia Mason Obligation
                                               Group--Seattle), 6.30% due 2/15/2017 (i)                               2,642

                NR*       Aaa           3,950  Washington State Housing Finance Commission Revenue
                                               Bonds (S/F Program), AMT, Series 1A, 6.40% due
                                               12/01/2019 (f)                                                         4,216

                                               Washington State Public Power Supply System, Revenue
                                               Refunding Bonds (Nuclear Project Number 1), Series A (i):
                AAA       Aaa             880     6.25% due 7/01/2002 (j)                                               922
                AAA       Aaa          12,215     6.25% due 7/01/2017                                                12,718

                AAA       Aaa          20,000  Washington State, Various Purpose, GO, Series A,
                                               5.625% due 7/01/2025 (i)                                              21,114


West            AAA       Aaa           4,425  Harrison County, West Virginia, County Commission for
Virginia--                                     Solid Waste Disposal Revenue Bonds (Monongahela Power),
0.7%                                           AMT, Series C, 6.75% due 8/01/2024 (a)                                 4,914

                AAA       Aaa           5,000  West Virginia State Road, GO, 5.50% due 6/01/2009 (g)                  5,555


MuniYield Insured Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                S&P      Moody's        Face
STATE         Ratings    Ratings       Amount  Issue                                                               Value
Wisconsin--                                    Wisconsin Public Power Inc., Power Supply System
1.9%                                           Revenue Bonds, Series A (i):
                AAA       Aaa         $ 5,000     6% due 7/01/2015                                              $     5,438
                AAA       Aaa          13,685     5.75% due 7/01/2023                                                14,565

                                               Wisconsin State Health and Educational Facilities
                                               Authority, Revenue Refunding Bonds (Wheaton-Franciscan
                                               Services) (i):
                AAA       Aaa           3,955     6.50% due 8/15/2011                                                 4,047
                AAA       Aaa           2,000     6% due 8/15/2015                                                    2,045

Wyoming--       A1+       P1              200  Lincoln County, Wyoming, PCR (Exxon Project), VRDN,
0.0%                                           2.05% due 8/01/2015 (h)                                                  200

                Total Investments (Cost--$1,253,361)--97.0%                                                       1,339,008
                Other Assets Less Liabilities--3.0%                                                                  41,351
                                                                                                                -----------
                Net Assets--100.0%                                                                              $ 1,380,359
                                                                                                                ===========

(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)FHA Insured.
(e)FNMA Collateralized.
(f)FNMA/GNMA Collateralized.
(g)FSA Insured.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(i)MBIA Insured.
(j)Prerefunded.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of October 31, 2001
Assets:         Investments, at value (identified cost--$1,253,360,901)                                      $1,339,007,642
                Cash                                                                                                 71,346
                Receivables:
                   Securities sold                                                           $ 41,699,695
                   Interest                                                                    23,926,656        65,626,351
                                                                                             ------------
                Prepaid expenses and other assets                                                                   309,638
                                                                                                             --------------
                Total assets                                                                                  1,405,014,977
                                                                                                             --------------

Liabilities:    Payables:
                   Securities purchased                                                        23,058,330
                   Dividends to shareholders                                                      867,128
                   Investment adviser                                                             583,514        24,508,972
                                                                                             ------------
                Accrued expenses                                                                                    147,473
                                                                                                             --------------
                Total liabilities                                                                                24,656,445
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $1,380,358,532
                                                                                                             ==============

Capital:        Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.10 per share (17,600 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                       $  440,000,000
                   Common Stock, par value $.10 per share (61,945,880 shares issued
                   and outstanding)                                                          $  6,194,588
                Paid-in capital in excess of par                                              867,524,336
                Undistributed investment income--net                                           10,010,766
                Accumulated realized capital losses on investments--net                      (23,989,684)
                Accumulated distributions in excess of realized capital gains--net            (5,028,215)
                Unrealized appreciation on investments--net                                    85,646,741
                                                                                             ------------
                Total--Equivalent to $15.18 net asset value per share of
                Common Stock (market price--$15.06)                                                             940,358,532
                                                                                                             --------------
                Total capital                                                                                $1,380,358,532
                                                                                                             ==============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Year Ended October 31, 2001
Investment      Interest and amortization of premium and discount earned                                     $   76,007,267
Income:

Expenses:       Investment advisory fees                                                     $  6,777,547
                Commission fees                                                                 1,109,824
                Accounting services                                                               383,639
                Transfer agent fees                                                               169,413
                Professional fees                                                                 113,963
                Directors' fees and expenses                                                       80,593
                Custodian fees                                                                     75,156
                Printing and shareholder reports                                                   70,687
                Listing fees                                                                       47,305
                Pricing fees                                                                       35,805
                Other                                                                              65,933
                                                                                             ------------
                Total expenses                                                                                    8,929,865
                                                                                                             --------------
                Investment income--net                                                                           67,077,402
                                                                                                             --------------

Realized &      Realized gain on investments--net                                                                24,802,604
Unrealized      Change in unrealized appreciation on investments--net                                            40,171,935
Gain on                                                                                                      --------------
Investments     Net Increase in Net Assets Resulting from Operations                                         $  132,051,941
--Net:                                                                                                       ==============

See Notes to Financial Statements.


MuniYield Insured Fund, Inc., October 31, 2001


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the
                                                                                                       Year Ended
                                                                                                      October 31,
                Increase (Decrease) in Net Assets:                                               2001               2000
Operations:     Investment income--net                                                     $   67,077,402    $   67,509,633
                Realized gain (loss) on investments--net                                       24,802,604      (23,989,684)
                Change in unrealized appreciation/depreciation on investments--net             40,171,935        59,522,742
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                          132,051,941       103,042,691
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Common Stock                                                              (54,574,320)      (52,468,160)
                   Preferred Stock                                                           (14,508,792)      (18,129,302)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders          (69,083,112)      (70,597,462)
                                                                                           --------------    --------------

Net Assets:     Total increase in net assets                                                   62,968,829        32,445,229
                Beginning of year                                                           1,317,389,703     1,284,944,474
                                                                                           --------------    --------------
                End of year*                                                               $1,380,358,532    $1,317,389,703
                                                                                           ==============    ==============
                *Undistributed investment income--net                                       $  10,010,766    $   12,016,476
                                                                                           ==============    ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share          Net asset value, beginning of year         $   14.16    $   13.64    $   16.28    $   15.84    $   15.52
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:       Investment income--net                          1.08         1.09         1.10         1.15         1.15
                   Realized and unrealized gain
                   (loss) on investments--net                      1.05          .57       (2.14)          .62          .54
                                                              ---------    ---------    ---------    ---------    ---------
                   Total from investment operations                2.13         1.66       (1.04)         1.77         1.69
                                                              ---------    ---------    ---------    ---------    ---------
                   Less dividends and distributions
                   to Common Stock shareholders:
                      Investment income--net                      (.88)        (.85)        (.90)        (.88)        (.92)
                      Realized gain on investments--net              --           --        (.02)        (.16)        (.15)
                      In excess of realized gain on
                      investments--net                               --           --        (.43)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                   Total dividends and distributions
                   to Common Stock shareholders                   (.88)        (.85)       (1.35)       (1.04)       (1.07)
                                                              ---------    ---------    ---------    ---------    ---------
                   Capital charge resulting from the
                   issuance of Common Stock                          --           --           --           --        (.01)
                                                              ---------    ---------    ---------    ---------    ---------
                   Effect of Preferred Stock:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                         Investment income--net                   (.23)        (.29)        (.19)        (.21)        (.25)
                         Realized gain on investments--net           --           --         --++        (.08)        (.04)
                         In excess of realized gain
                         on investments--net                         --           --        (.06)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                   Total effect of Preferred Stock                (.23)        (.29)        (.25)        (.29)        (.29)
                                                              ---------    ---------    ---------    ---------    ---------
                   Net asset value, end of year               $   15.18    $   14.16    $   13.64    $   16.28    $   15.84
                                                              =========    =========    =========    =========    =========
                   Market price per share, end of year        $   15.06    $   12.75    $  12.875    $   16.00    $ 14.8125
                                                              =========    =========    =========    =========    =========

Total              Based on market price per share               25.49%        5.94%     (12.04%)       15.55%       13.92%
Investment                                                    =========    =========    =========    =========    =========
Return:*           Based on net asset value per share            13.89%       11.06%      (8.42%)        9.95%        9.89%
                                                              =========    =========    =========    =========    =========

Ratios Based       Total expenses**                                .98%         .99%         .94%         .91%         .95%
on Average                                                    =========    =========    =========    =========    =========
Net Assets of      Total investment income--net**                 7.34%        7.92%        7.26%        7.10%        7.70%
Common Stock:                                                 =========    =========    =========    =========    =========
                   Amount of dividends to
                   Preferred Stock shareholders                   1.59%        2.13%        1.27%        1.28%        1.55%
                                                              =========    =========    =========    =========    =========
                   Investment income--net, to
                   Common Stock shareholders                      5.75%        5.79%        5.99%        5.82%        6.15%
                                                              =========    =========    =========    =========    =========

Ratios Based       Total expenses                                  .66%         .65%         .64%         .63%         .63%
on Total                                                      =========    =========    =========    =========    =========
Average Net        Total investment income--net                   4.95%        5.22%        4.95%        4.94%        5.17%
Assets:**++++                                                 =========    =========    =========    =========    =========

Ratios Based       Dividends to Preferred Stock
on Average         shareholders                                   3.30%        4.11%        2.72%        2.87%        3.09%
Net Assets of                                                 =========    =========    =========    =========    =========
Preferred
Stock:

Supplemental       Net assets, net of Preferred Stock,
Data:              end of year (in thousands)                 $ 940,359    $ 877,390    $ 844,944    $ 998,819    $ 971,614
                                                              =========    =========    =========    =========    =========
                   Preferred Stock outstanding,
                   end of year (in thousands)                 $ 440,000    $ 440,000    $ 440,000    $ 440,000    $ 440,000
                                                              =========    =========    =========    =========    =========
                   Portfolio turnover                            99.00%      107.11%      121.88%      112.78%       98.91%
                                                              =========    =========    =========    =========    =========

Leverage:          Asset coverage per $1,000                  $   3,137    $   2,994    $   2,920    $   3,270    $   3,208
                                                              =========    =========    =========    =========    =========

Dividends Per      Series A--Investment income--net           $     833    $   1,051    $     745    $     676    $     808
Share on                                                      =========    =========    =========    =========    =========
Preferred          Series B--Investment income--net           $     842    $   1,051    $     675    $     737    $     813
Stock                                                         =========    =========    =========    =========    =========
Outstanding:++++++ Series C--Investment income--net           $     849    $   1,063    $     752    $     673    $     812
                                                              =========    =========    =========    =========    =========
                   Series D--Investment income--net           $     825    $     986    $     637    $     728    $     789
                                                              =========    =========    =========    =========    =========
                   Series E--Investment income--net           $     790    $   1,048    $     640    $     726    $     797
                                                              =========    =========    =========    =========    =========
                   Series F--Investment income--net           $     860    $   1,010    $     664    $     750    $     706
                                                              =========    =========    =========    =========    =========
                   Series G--Investment income--net           $     799    $     992    $     661    $     728    $     675
                                                              =========    =========    =========    =========    =========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Amount is less than $.01 per share.
++++Includes Common and Preferred Stock average net assets.
++++++The Fund's Preferred Stock was issued on May 22, 1992
(Series A, B, C, D and E) and January 27, 1997 (Series F and G).

See Notes to Financial Statements.



MuniYield Insured Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $248,821 increase to the cost of securities and a corresponding $248,821 decrease to net unrealized appreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $70,199 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $1,276,941,390 and $1,313,695,675, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:


                                     Realized        Unrealized
                                  Gains (Losses)       Gains

Long-term investments             $ 25,408,918     $ 85,646,741
Financial futures contracts          (606,314)               --
                                  ------------     ------------
Total                             $ 24,802,604     $ 85,646,741
                                  ============     ============


As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $85,646,741, of which $85,801,458 related to appreciated securities and $154,717 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $1,253,360,901.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended
October 31, 2001 and October 31, 2000 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2001 were as follows: Series A, 1.90%; Series B, 1.90%; Series C, 1.90%; Series D, 1.88%; Series E, 1.85%; Series F, 1.95%; and Series G, 2.87%.

Shares issued and outstanding during the years ended
October 31, 2001 and October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $727,356 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $23,827,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.080000 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.



MuniYield Insured Fund, Inc., October 31, 2001


REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
MuniYield Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield Insured Fund, Inc., including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Insured Fund, Inc. at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated therein, in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
November 27, 2001



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield
Insured Fund, Inc. during its taxable year ended October 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of October 31, 2001 were as follows:

                                    Percent of
S&P Rating/Moody's Rating           Net Assets

AAA/Aaa                                85.8%
AA/Aa                                   6.1
A/A                                     1.3
NR (Not Rated)                          0.9
Other++                                 2.9

++Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



MuniYield Insured Fund, Inc., October 31, 2001


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Joe Grills, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary



Walter Mintz, Director of MuniYield Insured Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Mintz well in his retirement.


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MYI